Exhibit 10.47

          Confidential materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.

                               Licensing Agreement

This Agreement is made effective this 12th day of March 1999, by and between Integrated DNA Technologies, Inc., a corporation organized and existing under the laws of Iowa having offices at 1710 Commercial Park, Coralville, Iowa (hereinafter called "IDT"), and Hybridon, Inc., a Delaware corporation having its principal place of business at 155 Fortune Boulevard, Milford, Massachusetts 01757 (hereinafter called "Hybridon").

WHEREAS, IDT owns or controls certain technology, proprietary information, and inventions hereinunder described as IDT Antisense Technology, and is willing to grant a * * * License to Hybridon under the rights contained therein, according to the terms hereunder described; and

WHEREAS, Hybridon owns or controls certain technology, proprietary information, and inventions hereinunder described as Hybridon Antisense Technology, and is willing to grant a * * * License to IDT under those rights, according to the terms hereunder described;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties covenant and agree as follows:

Section 1.  Definitions.

        For the purpose of this Agreement, the following definitions shall apply.

        A. "Affiliates" shall mean any corporation, company, partnership, joint venture or other entity, which controls, is controlled or under common control with Hybridon or IDT as the case may be, and, in the case of Hybridon, provided such entities agree in writing to be bound by the terms and provisions of this Agreement, shall also mean and include MethylGene Inc., and OriGenix Technologies Inc. For the purposes of this definition, control shall mean the direct or indirect ownership of at least fifty percent (50%) or, if less than fifty percent (50%), the maximum percentage as allowed by applicable law of (a) the stock shares entitled to vote for the election of directors; or (b) ownership interest.

        B. "Chimeric Antisense Technology" shall mean any oligonucleotide, the nucleotide sequence of which has complementarity for and is hybridizable to a nucleotide sequence within RNA transcribed from a targeted gene, which oligonucleotide meets at least one of the two sets of criteria described in Appendix B attached hereto.

        C. "Confidential Information" shall mean this Agreement, and any and all books, records, opinions of counsel and business information required to be supplied to either Party under the terms of this Agreement.


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        D.  "Hybridon  Antisense  Technology"  shall  mean all  Hybridon  issued patents, Hybridon filed patents applications, or patents acquired by Hybridon as of or prior to the date of the signing of this agreement, to the extent that the claims of such patents and patents
            issuing   from  such   applications   fall   within   the  scope  of
            oligonucleotides defined herein as Chimeric Antisense Technology.

        E. "Hybridon Licensed Product" shall mean and include any material that either (a) is covered by a claim of any patent within the definition of Hybridon Antisense Technology; or (b) the manufacture, use or sale of which would constitute, but for the license granted pursuant to this Agreement, an infringement of any Valid Claim within the definition of Hybridon Antisense Technology.

        F. "Hybridon Sublicensed Product" shall mean any IDT Licensed Product discovered and/or developed in whole or in part by Hybridon or its Affiliates, which is sublicensed to a third party for manufacture, development, distribution and/or commercialization.

        G. "IDT Antisense Technology" shall mean Chimeric Antisense Technology covered by one or more Valid Claims of * * * * * *; and all divisional, reissues, and foreign counterparts claiming and entitled to the right of priority from these patents and patent applications.

        H. "IDT Licensed Product" shall mean and include any material or method that either (a) is covered by a Valid Claim of any patent within the definition of IDT Antisense Technology; or (b) the manufacture, use or sale of which would constitute, but for the license granted pursuant to this Agreement, an infringement of any Valid Claim within the definition of IDT Antisense Technology.

        I. "Interference Settlement Agreement" shall mean the Agreement signed by the parties to United States Interference No. 104,041, attached hereto as Attachment 1.

        J. "License" shall mean the License granted to Hybridon and its Affiliates for IDT Antisense Technology for Medical Applications and/or the License granted to IDT and its Affiliates for Hybridon Antisense Technology for Research Applications, as the case may be.

        K. "Licensed Products" shall mean IDT Licensed Products and/or Hybridon Licensed Products, as the case may be.


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        L.  "Licensee" shall mean IDT and its Affiliates and/or Hybridon and its
            Affiliates, as the case may be.

        M. "Licensor" shall mean IDT and its Affiliates and/or Hybridon and its Affiliates, as the case may be.

        N. "Medical Applications" shall mean * * * * * * *, including without limitation, * * * * * * * * *.

        O. "Net Sales" shall mean the * * * * , from sales of * * * * * *: (i) import, export, excise, good and services, sales or similar taxes and custom duties; (ii) reasonable listed trade discounts, rebates and allowances, as well as all returns; (iii) packing, transportation, shipping, insurance and other similar charges incurred in connection with and necessary for completion of such dispositions; (iv) * * * * * * *; and (v) * * * * * * *.
            Notwithstanding the foregoing, * * * * * * * * *. For purposes of this Agreement, a distributor will not * * * * * and sales by * * *
            * * * *.

        P. "Research Applications" shall mean all * * * * * * including but not limited to * * * * * * *, with the exception of * * * * * * *.

        Q. " Valid Claim" shall mean a claim of an issued patent that has not been ruled invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision.

Section 2.  Grants of Licenses

        A.  IDT License to Hybridon.

            IDT grants to Hybridon and its Affiliates, a * * * * * License to make, use, offer to sell, import, and sell IDT Licensed Products for all Medical Applications. The License granted to Hybridon and its Affiliates shall be * * * ** * according to the terms and restrictions as established in subsection 2C herein.

            (i) * * * * *. IDT shall * * * * *, including, but not limited to, *
                * * * *.

            (ii)* * * * *. IDT shall not * * * * *, with such licenses  having *
                * * * * than those established herein, unless * * * * *. IDT hereby * * * * * to make * * * * * to * * * * *, for any reason, including but not limited to: (1) * * * * *; (2) the * ** * *; and (3) any * * * * *. Under no circumstances shall* * * * * .


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       B.     Hybridon License to IDT.

              Hybridon grants to IDT and its Affiliates * * * * * license to use, manufacture, offer to sell, import and sell Hybridon Licensed Products for Research Applications.

              (i)    * * * * *. Hybridon shall * * * * *.

              (ii)   * * * * *. Hybridon shall not * * * * *, unless * * * * *.

              (iii) License Clarified. Within sixty (60) days of the signing of this Agreement, Hybridon shall deliver to IDT a complete list of patents and patent applications owned by, and assigned or exclusively licensed to Hybridon included in the definition of Hybridon Antisense Technology. The list shall be identified as Appendix A and will be incorporated into this Agreement upon acceptance by IDT.

       C.     Sublicenses.

              (i) Upon grant of the license, Hybridon and its Affiliates may grant written sublicenses to third parties for the manufacture, development, distribution, and/or commercialization of any IDT Licensed Product discovered and/or developed in whole or in part by Hybridon or such Affiliates (a Hybridon Sublicensed Product) for Medical Applications. Hybridon will inform IDT of the identity of any sublicensee and the nature of such sublicense * * * * *. Any agreement granting a sublicense shall state that the sublicense is subject to the terms of this Agreement. Hybridon shall have the same accounting and reporting responsibilities for the activities of any sublicensee, as if the activities were directly those of Hybridon.

              (ii)   The Hybridon License to IDT and its Affiliates shall be * *
                     * * *.

Section 3.  Consideration.

       A.     Initial License Fee.

              Upon execution of this Agreement, Hybridon agrees to pay to* * * *
              * according to the following schedule:

              (i)    * * * * *;

              (ii)   * * * * *; and

              (iii)  * * * * *.


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       B.     * * * * *.

              (i)    * * * * *.  Hybridon  agrees  to  pay to * * * * * by or on
                     behalf  of  Hybridon,   its   Affiliates  or   sublicensees
                     hereunder, or its foreign equivalent.

                     Hybridon shall notify * * * * * , by Hybridon, its Affiliates or sublicensees.

                     For each * * * * *, unless compliance with the notice provisions of 3.B(iii) herein, allows for an extension.

              (ii) * * * * *. Hybridon agrees to pay to* * * * * or a foreign equivalent.

                     For each* * * * * , unless compliance with the notice provisions of 3.B(iii) herein, allows for an extension.

                     Payment of the * * * * *, unless compliance with the notice provisions of 3.B(iii) herein, allows for an extension.

              (iii)  Hybridon shall notify IDT * * * * *if Hybridon is unable to
                     * * * * * to IDT  for a * * * * * or an * * * * * sold by *
                     * * * * or * * * * *, within the time allotted in the above numbered sections because of * * * * * or * * * * * . In such notification, Hybridon shall * * * * * . Hybridon will make payment to IDT the* * * * * .

              Notwithstanding the foregoing, products developed utilizing IDT Licensed Technology, but which products do not themselves infringe any Valid Claim, are* * * * *.

       C.     * * * * *

              (i) In further consideration for the License granted herein, Hybridon agrees to pay to IDT the following* * * * * :

                     (1)    * * * * *,

                      * * * * *

                     (2)    * * * * *,

                      * * * * *

                      (3) * * * * * .


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              (ii)   IDT agrees to pay to Hybridon * * * * *.

                     Notwithstanding the foregoing, products developed utilizing IDT or Hybridon Licensed Technology, but which products do not themselves infringe any Valid Claim, are * * * * *.

       D.     Accounting/Payments.

              (i) For each fiscal year in which there are Net Sales of a Licensed Product, each Licensee shall prepare, or cause its Affiliates or sublicensees to prepare, deliver and pay to Licensor a quarterly estimate of the * * * * * due to the Licensor under Section 3.D,* * * * *.

              (ii) * * * * * *, Licensee shall prepare and deliver an annual statement of the total * * * * * due to Licensor for the fiscal year expired under Section 3.D. Licensee shall tender payment of the balance owed for the year, including all payments owed for the fourth quarter of the year expired, and any necessary adjustments to the quarterly estimate payments previously paid. Each quarterly estimate or annual payment shall be accompanied by a report which shall indicate the estimated or actual Net Sales, as the case may be, by Licensee for the previous period and shall show the amount of * * * * * due Licensor with sufficient detail to enable confirmation of the calculations by Licensor.

              (iii) Except as otherwise directed, all amounts owing to Licensor under this Agreement shall be paid in U.S. dollars to Licensor at the addresses provided in Section 12(a). * * *
                     * * owing with respect to Net Sales stated in currencies other than U.S. dollars shall be converted at the rate shown in the Federal Reserve Noon Valuation - Value of Foreign Currencies on the day preceding the payment.

Section 4.  Recordkeeping.

       A. Licensee, its Affiliates and its sublicensee(s) shall keep books and records sufficient to verify the accuracy and completeness of Licensee's and its sublicensee(s)'s accounting referred to above, including without limitation sales, accounts receivable, and invoice records relating to IDT Licensed Products or Hybridon Licensed Products. Such books and records shall be preserved for a period not less than five years after they are created during and after the term of this Agreement.


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       B.     Licensee,  its  Affiliates and its  sublicensee(s)  shall take all steps necessary so that Licensor may, within sixty days of its request, review and copy all the books and records at a single U.S. location to verify the accuracy of Licensee's and its sublicensee(s)'s accounting. Such review shall be made not more than once each fiscal year, upon reasonable notice and during regular business hours, at the expense of Licensor by a certified public accountant to whom Licensee has no reasonable objection.

       C. If a * * * * * * for a fiscal year is determined, Licensee, its Affiliates or sublicensee(s) shall pay the * * * * * outstanding within thirty (30) days of receiving written notice thereof, and shall reimburse Licensor for the cost of the inspection.

Section 5.  Patent Prosecution and Maintenance Publications.

       A.     Prosecution and Maintenance.

              The preparation, filing, prosecution, and maintenance of all patents and patent applications -- domestic, international, and foreign -- included in the definition of IDT Antisense Technology, shall remain the exclusive responsibility of IDT. IDT retains the exclusive right and authority to make all decisions and determinations regarding the prosecution and maintenance of those patents and patent applications. The preparation, filing, prosecution, and maintenance of all patents and patent applications -- domestic, international and foreign -- included in the definition of Hybridon Antisense Technology, shall remain the exclusive responsibility of Hybridon. Hybridon retains the exclusive right and authority to make all decisions and determinations regarding the prosecution and maintenance of those patents and patent applications.

       B.     Patent Marking.

              Hybridon and IDT shall comply with all applicable United States and foreign jurisdiction laws in respect of patent marking, if any.

       C.     Ownership.

              (i) Acknowledgments. All patent rights and proprietary information included in IDT Antisense Technology shall remain the sole property of IDT. All patent rights and proprietary information included in Hybridon Antisense Technology shall remain the sole property of Hybridon.


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       D.     Infringement by Third Parties.

              In the event that either party believes there is infringement in that party's field of use of any patent included within IDT Antisense Technology or Hybridon Antisense Technology under this Agreement, that party shall provide the other party with prompt written notification thereof. During the term of this Agreement, the Licensor of the patent being infringed shall have the sole right, but not the obligation, to bring and control any action or proceeding at its own expense and by counsel of its own choice against any such infringement. If the Licensor of the patent being infringed elects to prosecute such infringement, the total cost of any infringement action shall be borne by the Licensor and the Licensor shall keep any recovery or damages for past infringement derived therefrom.

       E.     Infringement of Third Party Rights.

              (i) In the event that either party receives notice of or believes there is infringement by Licensee, or if there is asserted infringement by Licensee of any third party's intellectual property (collectively, "Alleged Third Party Rights") by reason of the manufacture, import, use, sale or offer for sale of any product arising out of IDT Antisense Technology or Hybridon Antisense Technology, the party having knowledge of the alleged infringement shall provide the other party with prompt written notification thereof. Licensee shall have the right to control any defense of any claim of infringement of Alleged Third Party Rights at its own expense and any counsel of its choice.

              (ii) In the event that Licensee incurs any costs, attorneys fees, damage awards, or other penalties relating to an alleged or proven act of infringement, Licensee shall indemnify and hold harmless Licensor, and either the University of Iowa Research Foundation/University of Iowa, or the University of Massachusetts Medical Center, as the case may be, for all such costs and expenses.

Section 6.  Limitation of Liability, Indemnification, Negation of Warranties.

       A.     Limitation of Liability.

              IDT shall not be liable to Hybridon, its Affiliates, sublicensees, successors, or assigns for any loss of profits, loss of business, interruption of business, nor for indirect, special or consequential damages of any kind under this Agreement. Hybridon shall not be liable to IDT, its Affiliates, sublicensees, successors, or assigns for any loss of profits, loss of business, interruption of business, nor for indirect, special or consequential damages of any kind under this Agreement.


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       B.     Patent Rights.

              The  parties  warrant  that  except as  otherwise  provided  under
              Section 10 of this Agreement with respect to U.S. Government interests, each has the right to grant the Licenses granted to the other party in this Agreement. IDT warrants that it does not own or control any patents or patent applications with claims to antisense compounds and/or methods not already disclosed in the definition of "IDT Antisense Technology."

       C.     No Warranties.

              Except as expressly set forth herein, IDT and Hybridon make no representations, extend no warranties of any kind, either express or implied, and assume no responsibilities whatsoever with respect to use, sale, or other disposition by Hybridon, IDT, their Affiliates, sublicensees or their vendees or other transferees, of IDT Licensed Products or Hybridon Licensed Products, respectively.

              Except as expressly set forth herein, nothing in this Agreement, nor any prior communication, shall be construed as:

              (i) a warranty or representation by IDT or Hybridon as to the validity or scope of any of the patents contained within IDT Antisense Technology or Hybridon Antisense Technology;

              (ii) a warranty or representation that anything made, used, sold or otherwise disposed of under the Licenses granted in this Agreement will or will not infringe patents of third parties; or

              (iii) an obligation to furnish any know-how not provided in IDT Antisense Technology or Hybridon Antisense Technology or any services other than those specified in this Agreement.

       D.     Indemnification.

              Hybridon and IDT shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold each other, the University of Iowa Research Foundation/University of Iowa, the University of Massachusetts Medical Center and the authors and inventors of IDT Antisense Technology and Hybridon Antisense Technology, harmless against all claims and expenses, including legal expenses and reasonable attorneys fees, arising out of the death of or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever resulting


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              from the production, manufacture, sale, use, lease, consumption or advertisement of products or processes arising from any right or obligation of IDT or Hybridon or any of its sublicensee(s) granted herein. Notwithstanding the above, each party at all times reserve the right to retain counsel of its own to defend its own interests.

       E.     Insurance.

              IDT and Hybridon warrant that each will use commercially reasonable efforts to maintain liability insurance coverage appropriate to the risk involved in the sale and marketing of Licensed Products, and shall include in the calculation of said risk, each parties' responsibility for indemnification in Section 6D herein. Notwithstanding the above, failure to obtain liability insurance for the sale of research products by IDT or Hybridon shall not be a breach of this clause.

Section 7.  Confidential Information.

The following provisions relate to restrictions on the disclosure and use of Confidential Information by the parties:

       A.     Confidentiality.   Hybridon  and  IDT  each  agrees  to  treat  as
              confidential and to use only in the conduct of its business, all Confidential Information disclosed to it by the other party.

       B. Non-Disclosure and Non-Use. Hybridon and IDT each agrees not to disclose any of the Confidential Information received from the other party to any unauthorized third party and not to use any of the Confidential Information except to fulfill the terms of the Agreement, for a period of five (5) years from the receipt of the Confidential Information.

       C. Release from Restrictions. All information which is characterized as Confidential Information shall cease to be confidential and the receiving party shall be released from its respective obligations under Sections 7A and 7B hereof if such information (a) is legally known to or was in the possession of the receiving party at the time of the disclosure; (b) legally is or has become part of the public domain through no act or omission of the receiving party;
              (c) has been disclosed to the recipient by a third party without restriction as to the use or disclosure of the information; (d) is available to the general public as a result of a governmentally required release or disclosure; or (e) is required to be disclosed by the laws, regulations or otherwise of any governmental authority, including without limitation, the Securities and Exchange Commission and the U.S. Food and Drug Administration as determined by counsel of the receiving or disclosing party.


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Section 8.  Term and Termination.

       A. The word "termination" and cognate words such as "term" and "terminate", as used in this Section 8, whether applied to the Agreement or an individual License, are to be read, except where the contrary is specifically indicated, as omitting from their effect the following rights and obligations, all of which shall survive any termination to the degree necessary to permit their complete fulfillment or discharge:

              (i) Licensor's right to receive or recover and Licensee's obligation to pay * * * * * * accrued or accruable for payment at the time of any termination.

              (ii) Licensee's obligation to maintain records and Licensor's right to receive final year accounting reports as provided in Section 3.E.

              (iii) Any cause of action or claim of Licensor, accrued or to accrue because of any breach or default by the Licensee;

              (iv) The rights and obligations of both parties regarding confidentiality as defined in Section 7 herein;

              (v) The warranty, indemnification and insurance provisions as set forth in Sections 6.C, 6.D and 6.E.

       B. The term of this Agreement shall extend until the last patent to expire included within IDT Antisense Technology or Hybridon Antisense Technology, whichever expires later.

       C.     In the event either party;

              (i) shall materially breach any of the terms, conditions and agreements contained in this Agreement, including but not limited to failure to pay or make corrected payments of Royalties in a timely fashion; or

              (ii) assigns or attempts to assign this Agreement, the License or any interest herein or therein without the prior written consent of the other party or except as otherwise permitted in Section 9;

                     then the alleging party may, at its election, notify the other party of the alleged breach giving the other party 30 days' written notice to cure the breach or begin good faith negotiations to resolve such alleged breach. If the alleged breach is not resolved to the satisfaction of the alleging party within 60 days of the first giving of notice the alleging party may,


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                           Asterisks denote omissions.

                     at its option, bring arbitration proceedings under Section 11.D. In the event of a good faith dispute about monetary obligations, the notified party will pay any undisputed amounts to the alleging party and pay any disputed amounts into escrow pending resolution of such dispute, with payment to be made to the prevailing party. The * * * * * licenses granted hereunder are not terminable except in the event of bankruptcy of a Licensee and the continuing rights of sublicensees and others under this Section 8.

       D.     IDT's Rights Should Hybridon Become Bankrupt.

              IDT shall have the right to terminate Hybridon's License to IDT Antisense Technology granted pursuant to this Agreement under the following circumstances: (i) the admission by Hybridon in writing of its insolvency or bankruptcy, (ii) the making by Hybridon of an assignment of substantially all its assets for the benefit of creditors, (iii) an application by Hybridon for the appointment of a trustee or receiver for Hybridon, (iv) the appointment of a trustee or receiver for Hybridon, (v) the institution by or against Hybridon of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or similar law for the relief of debtors which is allowed against Hybridon, or is consented to or is not dismissed, stayed or otherwise nullified within sixty (60) days after the institution thereof, or (vi) Hybridon ceases to carry on business as a going concern. Notwithstanding the foregoing, Hybridon shall have the right to grant to its sublicensee(s) the power to assume Hybridon's rights and obligations under its License and its Affiliates shall retain their rights and obligations under this Agreement, limited to Hybridon Sublicensed Products. Hybridon, and its successor in interest, however organized, shall, to the extent permitted by law, maintain in full IDT's License to Hybridon Antisense Technology granted pursuant to this Agreement. In addition, subject to the foregoing, if University of Massachusetts Medical Center ("UMMC") terminates its license with Hybridon for certain Hybridon Antisense Technology as a result of any of the events listed in the first sentence of this paragraph, UMMC shall have the right for a period of 180 days after said termination to assume the rights and obligations of Hybridon hereunder and within the first 180 days thereafter shall have the right to assign or sublicense all rights and obligations of Hybridon hereunder to one and only one party (a "Subsequent Licensee") to whom UMMC regrants a license under such formerly licensed Hybridon Antisense Technology. Such Subsequent Licensee shall have the same rights to sublicense hereunder as Hybridon had prior to the termination of its license hereunder.


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       E.     In the event IDT:

              (i) shall become insolvent, bankrupt or subject to the provisions of the United States Bankruptcy Code or any other similar legislation of any jurisdiction, or makes any assignment for the benefit of creditors, fails to generally to pay its debts as they become due, is adjudged bankrupt, or otherwise acknowledges its insolvency, or if a receiver custodian or trustee of IDT's property or a major part of IDT's property is appointed, or if any other proceeding for relief under any bankruptcy law or similar law for the relief of debtors is instituted by or against IDT; or

              (ii)   ceases to carry on business as a going concern;

                     then Hybridon shall have the right to terminate IDT's License to Hybridon Antisense Technology granted pursuant to this Agreement. IDT, and its successor in interest, however organized, shall maintain, to the extent permitted by law, the IDT License to Hybridon granted pursuant to this Agreement.

       F. Waiver of Terms. No waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the waiver. No condoning, excusing or waiver by any party of any default, breach or non-observance by the other party at any time or times in respect of any covenant, proviso or condition contained herein shall operate as waiver of that party's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, and no waiver shall be inferred from or implied by anything done or committed to be done by the party having those rights.

       G. Rights and Obligations after Termination. Upon the termination of a License resulting from the provisions of 8.C, 8.D and 8.E herein, the Licensee and its sublicensee(s), if any, shall have the right, within six (6) months following such date of termination, to sell or dispose of Licensed Products completed or substantially completed on the date of termination and to complete orders, outstanding on such date of termination for such products pursuant to the terms of this Agreement.

       H. Successors in Interest. Should IDT and/or Hybridon, or their assigns become insolvent, bankrupt or subject to the provisions of the United States Bankruptcy Code or any other similar legislation of any jurisdiction, the rights of the University of Iowa Research Foundation and the University of Massachusetts Medical Center pertaining to retention, reversion, and/or assumption of the insolvent parties interest in the patents described herein shall not be abrogated in any way by any term or provision of this Agreement.


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Section 9.  Assignability.

       This Agreement may not be transferred or assigned by either party without the prior written consent of the other party, except that Licensee may freely assign this Agreement to (i) an Affiliate, if Licensee guarantees the full performance of its Affiliates' obligations hereunder, or (ii) an entity acquiring substantially all of Licensee's business to which the License relates. Any purported assignment in contravention of this section shall, at the option of the non-assigning party, be null and void and of no effect.

Section 10.  United States Government Interests.

       It is understood that if the United States Government (through any of its agencies or otherwise) has funded research, during the course of or under which any of the inventions of the patents contained in a License were conceived or made, the United States Government is entitled, as a right, under the provisions of 35 U.S.C. ss. 200-212 and applicable regulations of Chapter 37 of the Code of Federal Regulations, to a nonexclusive, nontransferable, irrevocable paid-up license to practice or have practiced the invention of such patent for government purposes. Any license granted to Licensee in this Agreement shall be subject to such right.

Section 11.  Miscellaneous.

       A. Applicable Law. This Agreement shall be construed in accordance with the internal laws of the State of Illinois. If any provisions of this Agreement are or shall come into conflict with the laws or regulations of any jurisdiction or any governmental entity having jurisdiction over the parties or this Agreement, those provisions shall be deemed automatically deleted, if such deletion is allowed by relevant law, and the remaining terms and conditions of this Agreement shall remain in full force and effect. If such a deletion is not so allowed or if such a deletion leaves terms thereby made clearly illogical or inappropriate in effect, the parties agree to substitute new terms as similar in effect to the present terms of this Agreement as may be allowed under the applicable laws and regulations. The parties hereto are independent contractors and not joint ventures or partners.

       B. Construction/Effect. The parties acknowledge that this Agreement has been the subject of full opportunity for negotiation and amendment and that the party who has taken the role of drafter shall not suffer any adverse construction of any terms or language of this Agreement because of such role.

       C. Force Majeure. A party hereto shall not be deemed in default with respect to the performance of or compliance with the terms, covenants, agreements conditions or provisos of this Agreement if the failure to perform or comply


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              shall be due to any event of force majeure.  "Force majeure" shall include natural disasters, acts of God, or any other event or cause beyond the control of the party claiming the benefit of this paragraph and which that party could not reasonably have protected itself against, provided however that lack of funds or credit shall not constitute an event of force majeure.

       D. Disputes-- Arbitration. The parties agree to attempt initially, to solve all claims, disputes, or controversies arising under, out of, or in connection with this Agreement by conducting good faith negotiations. Except with respect to disputes as to the validity of patents, applications for injunctions, specific performance, or other equitable relief, any dispute arising out of or in connection with this Agreement or any legal relationship associated therewith, that cannot be resolved amicably by the parties, shall be finally resolved by arbitration. The arbitration shall be conducted in accordance with the arbitration rules of the American Arbitration Association ("AAA") then in force, by one or more arbitrators appointed in accordance with said rules; provided, however, that arbitration proceedings may not be instituted until the party alleging breach of this Agreement by the other party has given the other party not less than sixty (60) days' notice to remedy any alleged breach and the other party has failed to do so. The place of arbitration shall be Chicago, Illinois. The award rendered shall be final and binding upon both parties. The judgement rendered shall include costs of arbitration, reasonable attorney's fees and reasonable costs for any expert and other witnesses. The arbitration may expressly consider the amounts paid pursuant to Sections 3.B, 3.C and 3.D, in considering any claims of any damages. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement. Disputes as to the validity of patents shall be resolved by the courts of appropriate jurisdiction.

Section 12.  Notices.

       Any notice required to be given pursuant to the provisions of this Agreement shall be in writing and shall be deemed to have been given at the earlier of the time when actually received as a consequence of any effective method of delivery, including but not limited to hand delivery, transmission by telefax, or delivery by a professional courier service or the time when sent by certified or registered mail addressed to the party. Any notice of change of address shall be effective only upon actual receipt, by the persons listed below or other formally authorized person(s) acting in their behalf.


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               (a)    Joseph A. Walder, M.D., Ph.D.
                      Integrated DNA Technologies, Inc.
                      President & CEO
                      1710 Commercial Park
                      Coralville, IA  52241-9802

               (b)    Cheryl M. Northrup, J.D.
                      Hybridon, Inc.
                      Vice President and General Counsel
                      155 Fortune Blvd
                      Milford, MA  01757

Section 13.  Integration.

       This agreement constitutes the full understanding between the parties with reference to the subject matter hereof, and no statements or agreements by or between the parties, whether orally or in writing, made prior to or at the signing hereof, shall vary or modify the written terms of this Agreement. Neither party shall claim any amendment, modification, or release from any provisions of this Agreement by mutual agreement, acknowledgement, or otherwise, unless such mutual agreement is in writing, signed by the other party, and specifically states that it is an amendment to this Agreement.

Section 14.  Benefits.

       All terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto, and upon their respective successors and assigns as those are permitted under the terms of this Agreement.

Section 15.  Contract Formation and Authority.

       The persons signing on behalf of IDT and Hybridon hereby warrant and represent that they have authority to execute this Agreement on behalf of the party for whom they have signed.


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IN WITNESS WHEREOF,  the parties hereto have duly executed this Agreement on the dates indicated below.


INTEGRATED DNA TECHNOLOGIES, INC.   HYBRIDON, INC.

/s/ Joseph A. Walder, M.D., Ph.D.           /s/ E. Andrews Grinstead III
---------------------------------           ----------------------------
Joseph A. Walder, M.D., Ph.D.                   E. Andrews Grinstead III
President                                       President

Date: March 15, 1999                        Date:   March 12, 1999
      ------------------------------                ----------------------------


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                                   APPENDIX B
                          Chimeric Antisense Technology

"Chimeric Antisense Technology" shall mean any oligonucleotide, the nucleotide sequence of which has complementarity for and is hybridizable to a nucleotide sequence within RNA transcribed from a targeted gene, which oligonucleotide meets at least one set of the following two sets of criteria:

Criteria Set (1)

(a)    * * * * *; and

(b)    * * * * * ; and

(c)    * * * * *.

or:

Criteria Set (2)

(i)    * * * * *; and

(ii)   * * * * *; and

(iii)  * * * * *.


                                     - 18 -